GenSpera®

CREATING THERAPIES. GENERATING HOPE.

Executive Presentation

September, 2009

GenSpera Highlights

Harnessing the power of a **new** biomedical **technology platform**

Precise targeting of a **potent, unique drug** directly to tumors

- Clear path to the clinic, with the lead drug close to clinical trials for solid tumors
  - Impressive pre-clinical results with complete regression of tumors
- Experienced and well-developed team driving the process
  - Core team has extensive experience in successfully identifying and bringing oncology treatments to the clinic
  - Scientific Advisory Board of leading researchers who are both the inventors of the technology and shareholders
  - Impressive Board and team of advisors and service providers engaged
- Technology platform supports the development of a suite of drugs targeted at different cancers, as well as other applications such as imaging
  - Based on over $15M of funding and 15 years of research at Johns Hopkins Medical Center and other renowned research centers
  - Strong intellectual property footprint (6 patents and 7 patent applications), with no milestone or royalty payments owed to third parties

GenSpera Team

Management & Board

- ***Craig Dionne, Ph.D****. President & CEO.* Served as VP responsible for many successful oncology drug discovery and development programs at Cephalon, one of the most successful biotechnology companies.
- ***Russell Richerson, Ph.D.*** *COO & Secretary*. Over 25 years of senior management experience in the Biotechnology industry at companies such as Abbott Laboratories.
- ***John M. Farah, Ph.D.*** *Director*. VP Intercontinental Operations at Cephalon, responsible for promoting and negotiating R&D and commercial alliances with multinational and regional pharmaceutical firms. Currently also serves on the board of directors of Aeolus Pharmaceuticals (AOLS.OB).
- ***Scott Ogilvie.*** *Director.* President and CEO of Gulf Enterprises. Prior career as corporate and securities lawyer with Hill, Farrer & Burrill. Currently also serves on the board of directors of Neuralstem, Inc. (AMEX:CUR), Innovative Card Technologies, Inc. (NASDAQ:INVC) and Preferred Voice Inc, (OTCBD:PRFV).

Scientific Advisory Board **(inventors of IP and shareholders)**

- ***John T. Isaacs, Ph.D.*** Professor at the Johns Hopkins School of Medicine, Editor-in-Chief of the journal The Prostate and on the editorial board of Clinical Cancer Research and Cancer Research.
- ***Samuel R. Denmeade, M.D.*** Associate Professor at Johns Hopkins and a Board Certified Medical Oncologist. His laboratory has developed several pro-drug therapies that are activated by cancer specific proteases.
- ***Soren Brogger Christensen, Ph.D.*** Professor at the University of Copenhagen; first to elucidate the chemical structure of thapsigargin; productively engaged in exploring further derivatives of this bioactive compound.
- ***Hans Lilja, M.D., Ph.D.*** Holds several posts at Memorial Sloan-Kettering Cancer Center and as a professor at Lund University; recognized authority on the biology of prostate specific antigen (PSA) and human kallikrein 2 (hK2).

Cancer Therapeutics Landscape

- Traditional chemotherapy targets cell division
  - Characterized by side effects, drug resistance, little effect on slow growing tumors
- Anti-angiogenics primarily block growth of new blood vessels to tumors
  - Used as a “combination therapy” and retain side effects of traditional drugs
  - Limited survival advantage
  - However, validate medical approach and market (annual sales of Avastin > $4B)

- **Our lead drug, G-202, is a major breakthrough**;
  - Destroys existing tumor vasculature rather than just blocking new blood vessel growth
  - Rather than just extending lives by a few months, we believe we will see complete tumor regression
  - As a “monotherapy” early clinical trials will be simpler and relatively less expensive

How our technology works

Our active drug, with a *targeting/masking agent* attached, is inactive in the blood stream…

…until it finds an "enzyme" found <u>only</u> at our "target site" that cuts off the targeting/masking agent

- G-202, for example, targets the blood vessels of tumors


normal blood
vessel cell
Blood
vessel
cell in
tumor

The active drug, no longer soluble, 'precipitates' directly into nearby cells, killing them

How we make our "Target-activated Pro-drugs"


12-ADT
Peptide Attached
Pro-Drug
Delivered to Tumor
Tumor

- Derived from Mediterranean plant
- Well-characterized and studied
- Kills:
  - Slow- and fast-growing cancer cells
  - Cancer stem cells
  - Established vascular cells
- Patent-protected

- Peptide attached to 12-ADT
- Renders 12-ADT:
  - Inactive
  - Soluble
  - Targets tumor
- Intravenous application

- Peptide removed by enzyme at the target site
- Different cancers = different peptides
- Peptides
  - Patent-protected
  - Based on extensive research by Advisory Board members

** 6 patents & 7 patent applications; no milestone or royalty payments are owed*

Efficacy in a mouse model of kidney cancer

Antitumor efficacy of G-202 against
SN12C human renal cancer xenografts


Relative Tumor Volume
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
• Mice tolerate an intense dosing schedule
• Development of drug resistance is not observed
• Uniform response – all tumors regress
Control (no G-202)
G-202 (56 mg/kg)
Arrows indicate days that treatment was administered
0
5
10
15
20
25
30
Days

* Statistically meaningful difference from control

GenSpera

Efficacy in a mouse model of prostate cancer



Antitumor efficacy of G-202 against
CWR22H human prostate cancer xenografts
Tumor Volume (cc)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
• Shorter dosing schedule is very effective, indicating a large therapeutic/safety window
• Over time, tumors re-grew in 5 of the 9 treated mice – 4 out of 9 were 'cured'
• Re-growing tumors regress when treated with a second dosing regimen
Control (no G-202)
G-202 (56 mg/kg)
Arrows indicate days that treatment was administered
0
5
10
15
20
25
30
35
Days
* Statistically meaningful difference from control

Efficacy in a mouse model of breast cancer



Antitumor efficacy of a single, two day course of G-202 against MCF-7 human breast cancer xenografts
Tumor Volume (cc)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0
5
10
15
20
25
30
35
40
Days
• Dramatic and uniform response even with a short dosing regime that will be "patient friendly"
• Over time, tumors re-grew in only 2 of the 8 treated mice – 6 out of 8 were 'cured'
• Re-growing tumors regress when treated with a second dosing regimen
Control (no G-202)
G-202 (56 mg/kg)
Arrows indicate days that treatment was administered

G-202 clinical development timeline

Significant progress and many drug development milestones already met…

- Over 15 years and $15M in scientific grants has supported extensive drug discovery work
- Secured stable supply of source materials, completed GMP manufacture of clinical supplies
- Conducted toxicology, drafted clinical plans, and filed an IND at end of Q2 2009

… and only a short period away from clinic


2009
2010
J F M A M J J A S O N D J F M A M J J A S O N D
Pre-clinical work
Phase I Study
Phase II Study
12 months - $2.0M
18 months - $4.3M
Key Milestones and Value Drivers
IND Filing
Demonstration of safety in patients
Demonstration of efficacy in patients

- Toxicology studies
- Manufacture of clinical grade G-202
- Investigational New Drug (IND) filing with FDA

- "All comers" study to determine safety and dosing in patients with solid tumors

- Targeting metastatic breast cancer as first indication
  - Large patient population
  - No truly effective treatments
  - Strong clinical trials networks to conduct trials quickly
  - Very strong pre-clinical data

The immediate clinical opportunity for G-202

❖ Enormous potential patient base

❖ G-202 can attack the blood supply to a wide range of tumors

❖ First generation drugs using this approach, such as Avastin, have been approved
  - Validated general approach
  - Sales of over $4B validate market potential

❖ However, there is vast room for improvement
  - Current drugs have limited effect – only extending lives by a few months on average

❖ Breast cancer a particularly attractive target
  - Anticipated to be our initial clinical target

Cancer	Estimated Number of New Cases (2006)	Probability of Developing (birth to death)	
		Male	Female
Prostate	234,460	1 in 6	-
* Breast	214,640	n/a	1 in 8
Lung and bronchus	174,470	1 in 13	1 in 17
Colon & Rectum	148,610	1 in 17	1 in 18
Urinary Bladder	61,420	1 in 28	1 in 88
Non-Hodgkin lymphoma	58,870	1 in 46	1 in 55
Uterine (corpus)	41,200	-	1 in 38
Kidney Cancer	38,890	n/a	n/a
Pancreas	33,730	n/a	n/a
Thyroid	30,180	n/a	n/a
Stomach	22,280	n/a	n/a
Ovary	20,180	-	n/a
Brain	18,820	n/a	n/a
Liver	18,510	n/a	n/a
Uterine (cervix)	9,710	-	1 in 135

- **Unlike the first generation drugs, our approach destroys the existing tumor vasculature rather than just blocking new blood vessel formation**
  - **Anticipate more immediate collapse of nutrient supply and enhanced rate of tumor destruction**

Strategy and value creation

Business Strategy and Value Creation

- Develop a series of therapies based on our target-activated pro-drug technology platform
  - Identify attractive drug candidates with strong IP in the laboratory
  - Develop them through Phase I/II clinical trials
- Realize the significant value of these efforts after Phase I/II trials without incurring the time, cost and risk of building a pharmaceutical marketing and sales organization

Financing History

- Funded 15 years by $15M in scientific grants
- Raised ~$7M since Nov 2007
- Have ~$2.5M cash-in-hand – adequate to fund Phase I trial
- S-1 registration statement effective

Capital Structure

- 15,107,279 common shares issued and outstanding
- 5,801,939 currently outstanding options and warrants
- ~120 shareholders (Management, inventors and boards hold approximately 43% of issued shares)

Contact

Craig A. Dionne, Ph.D.
President and CEO

GenSpera, Inc.
9901 IH 10 West, Suite 800
San Antonio, TX 78230

cdionne@genspera.com

(210) 477-8537